UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

August 12, 2014

Entegra Financial Corp.

(Exact name of registrant as specified in its charter)

North Carolina	001-35302	56-0306860
(State or other jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

220 One Center Court, Franklin, North Carolina

(Address of principal executive offices) (Zip Code)

(828) 524-7000

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.

On August 12, 2014, Macon Bancorp, the parent company for Macon Bank, Inc., announced that the Board of Governors of the Federal Reserve System has granted conditional approval to convert from a mutual holding company to a stock holding company to be known as Entegra Financial Corp. (the “Company”). It was also announced that the registration statement relating to the sale of common stock by the Company has been declared effective by the Securities and Exchange Commission.

A copy of the press release is attached as Exhibit 99.1 and incorporated by reference.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

Number	Description

99.1	Press Release dated August 12, 2014

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

ENTEGRA FINANCIAL CORP.

Date: August 12, 2014	By:	/s/ Roger D. Plemens
Roger D. Plemens
President and Chief Executive Officer